Long-term Investment (Tables)	12 Months Ended
Dec. 31, 2021
Long-term Investment
Schedule of long-term Investment

	As of December 31,
	2020	2021

Investments in available-for-sale debt securities (1)	—	25,583
Investment in an equity security with readily determinable fair values	564	495
Investments in equity securities accounted for under alternative measurement	356	—
Total long-term investments	920	26,078
(1)

In August 2021, the Group acquired shareholding interest of a privately held company with a cash consideration of RMB20,000 thousand (equivalent to US$3,092). In September 2021, the Group acquired shareholding interest of a privately held company with a cash consideration of RMB5,000 thousand (equivalent to US$774). In October 2021, the Group acquired shareholding interest of a privately held company with a cash consideration of RMB75,000 thousand (equivalent to US$11,713). In November 2021, the Group acquired shareholding interest of a privately held company with a cash consideration of RMB3,000 thousand (equivalent to US$467). In December 2021, the Group acquired shareholding interest of a privately held company with a cash consideration of RMB 7,139 thousand (equivalent to US$1,120).

In September 2021, the Group provided a loan to a customer, with principal amount of RMB4,000 thousand (equivalent to US$617). This loan arrangement was entered into separately from regular sales business with this customer. In accordance with the loan agreement, the loan was interest free, and will be due on August 31, 2022. The Group received the full repayment in December 2021. The Group acquired shareholding interest of this customer with cash consideration of RMB10,000 thousand (equivalent to US$1,571) in December 2021.

In September 2021, the Group provided a bridge loan to a customer, with principal amount of RMB 15,000 thousand (equivalent to US$2,313), which was due within one year. There was a warrant granted to the Group to purchase shares of the customer with pre-agreed valuation cap. This loan arrangement was entered into separately from regular sales business with the customer. In accordance with the bridge loan agreement, the loan was interest free, and the Group was entitled to rights of investments in the customer within certain pre-defined period prior to the loan due dates. In the fourth quarter of 2021, this bridge loan of RMB15,000 thousand was fully converted into investment to the customer together with the Group’s additional cash consideration of RMB15,640 thousand (equivalent to US$2,459) to acquire shareholding interest of the customer. There was a realized gain of RMB7,860 thousand (equivalent to US$1,218) charged to financial income, net for the year ended December 31, 2021 due to the exercise of the warrant.

For all of the above-mentioned investments, as the Group has the right to request each investee to redeem the Group’s investments at the Group’s investment cost plus the interest if the investee fails to meet certain predetermined conditions, the redeemable shares of the investees purchased by the Group were classified as an available-for-sale debt investments and were measured at their fair value. In the year ended December 31, 2021, the fair value changes of the Group’s investments in these privately held companies after initial recognition were US$357, which was charged to other comprehensive (loss)/income.